Significant Subsequent Events	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Significant Subsequent Events
37.	SIGNIFICANT SUBSEQUENT EVENTS
On April 3, 2024, an earthquake struck Taiwan. The resulting damage was mostly to inventories and equipment. Based on a preliminary assessment, the Company estimated related earthquake losses to be approximately NT$3 billion, net of insurance claim, and will recognize it in the second quarter of 202
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